UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:
December 21, 2010

Maine & Maritimes Corporation
(Exact name of registrant as specified in its charter)

ME	333-103749	30-0155348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

PO Box 789		04769
(Address of principal executive offices)		(Zip Code)

207 760 2499
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 21, 2010, pursuant to an Agreement and Plan of Merger dated as of March 12, 2010 (the “Merger Agreement”), by and among Maine & Maritimes Corporation, BHE Holdings Inc., and BHE Holding Sub One Inc., a wholly-owned subsidiary of BHE Holdings Inc., BHE Holding Sub One Inc. merged with and into Maine & Maritimes Corporation (“MAM”), with MAM being the surviving entity and becoming a wholly-owned subsidiary of BHE Holdings Inc. (the “Merger”).

In connection with the consummation of the Merger, MAM notified NYSE Amex that on December 21, 2010, each share of MAM common stock outstanding immediately prior to the effective time of the merger was cancelled and converted into the right to receive cash of $45.00, without interest.  MAM requested that the NYSE Amex file with the Securities and Exchange Commission an application on Form 25 to remove the shares from listing on the NYSE Amex and registration under Section 12(b) of the Securities Exchange Act of 1934, as amended.

Item 5.01.	Changes in Control of Registrant.

On December 21, 2010, pursuant to the Merger Agreement, all of MAM’s outstanding common stock was cancelled and converted into the right to receive cash of $45.00 per share, without interest, and MAM became a wholly-owned subsidiary of BHE Holdings Inc.  BHE Holdings Inc. paid for the acquisition with cash from its parent company, Emera Inc.

Item 5.02.	Departure of Directors or Certain Officer; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As a result of the Merger and as contemplated in the Merger Agreement, Ms. Deborah L. Gallant and Messrs. Robert E. Anderson, Brent M. Boyles, Michael W. Caron, D. James Daigle, Richard G. Daigle, David N. Felch, Nathan L. Grass, Brian N. Hamel and Lance A. Smith ceased to serve as directors of MAM.  Immediately following the Merger, Brent M. Boyles, Brian N. Hamel, Michael W. Caron, Robert Hanf and Chris Huskilson were appointed to the board of the surviving entity by the sole shareholder.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, the Articles of Incorporation of Maine & Maritimes Corporation, as in effect immediately prior to the effective time, were amended in the Merger and, as so amended, became the Second Amended and Restated Articles of Incorporation of MAM, and are attached to this filing in their entirety as Exhibit A.

Item 9.01.                      Exhibits.

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
                      3.1  Second Amended and Restated Articles of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 21, 2010
MAINE & MARITIMES CORPORATION
By: /s/ Brent M. Boyles
Brent M. Boyles
President and CEO